Investor Presentation Golden Telecom, Inc., NASDAQ: "GLDN" is a leading facilities- based provider of integrated telecommunications and Internet services in major population centers throughout Russia and other countries of the Commonwealth of Independent States ("CIS"). www.goldentelecom.com | info@goldentelecom.com Golden Telecom, Inc. Jean-Pierre Vandromme, Chief Executive Officer Boris Svetlichny, Chief Financial Officer Alexey Subbotin, Director of Investor Relations The Next Level

Agenda Investment Highlights Market and Business/Strategy Overview Financial Overview

Investment Highlights Financial Highlights Revenue 2005 Year Ended (YE) - US$ 667.4 Million (14% increase YoY) Operating Income 2005 YE- US$ 116.0 Million (21% increase YoY) Net Income 2005 YE - US$ 76.1 Million (17% increase YoY) Basic EPS 2005 YE - US$ 2.09 (17% increase YoY) Dividends paid 2005 YE - US$ 29.1 Million Revenue Q2 2006 - US$ 197.0 Million (19% increase YoY) Operating Income Q2 2006 - US$ 33.9 Million (12% increase YoY, 20% increase QoQ) Net Income Q2 2006 - US$ 22.6 Million (14% increase YoY, 20% increase QoQ) As of June 30, 2006 - US$ 0.1 Million Long-Term Debt Profitable, cash generative business model with modest capital expenditure needs Operating cash flow positive since 1998 Net income positive since 1st Quarter of 2002 1H 2006 Capital expenditures of US$ 73.5 Million (19.5% revenue) Solid and growing market share with attractive corporate customer base in an expanding economy Independent corporate operator of choice with blue chip customers - Golden Telecom serves 250 of the Top 500 Russian companies (by revenue size) Widest geographic reach in Russia amongst independent operators Continued expansion of Russian economy will stimulate further demand US Corporate Governance combined with Russian Emerging Market Business Environment Traded publicly on NASDAQ National Market (Ticker Symbol: GLDN) since 1999 Total Shares Outstanding: 36,628,413 (as of August 7, 2006) Market Capitalization as of August 7, 2006: Approximately $1.080 Billion (closing share price August 7, 2006: $29.5)

Strategic Shareholders / Board of Directors

Altimo

- Strategic shareholder since May 2001
- Altimo holds approximately 29% of GTI shares
- Holds 3 Board seats (out of 10)
- One of the largest financial and industrial groups in Russia
- Partner with Telenor in VimpelCom since 2001 and in Kievstar since mid-2002 telenor

- Strategic shareholder since December 2003 (Comincom deal)
- Telenor holds approximately 20% of GTI shares
- Holds 2 Board seats (out of 10)
- One of the largest foreign strategic investors in the Russian telecom sector
- Partner with Altimo in VimpelCom since 2001 and in Kievstar since mid-2002

- Altimo
  - Petr Aven
    - Currently – President, Alfa Bank
  - Oleg Malis
    - Currently – Senior Vice President, Altimo
  - Alexey Khudyakov
    - Currently – Vice President, Altimo
- Telenor
  - Kjell Johnsen
    - Currently – Senior Vice President, Telenor Central & Eastern Europe
  - Ronny Naevdal
    - Currently – Director of Strategy and Business Development, Telenor Nordic
- Golden Telecom
  - Jean-Pierre Vandromme
    - Currently – CEO, Golden Telecom, Inc. since September 1, 2005

- Independent Board Members
  - David Herman
    - Retired in 2002 from the position of Vice President of General Motors Corporation for Russia and the CIS after 29 years with GM
    - Senior executive positions with GM throughout the world, including the CIS
  - Patrick Gallagher
    - Currently – Non-Executive Vice Chairman, FLAG Telecom Group
    - 2003 to 2006 – CEO, FLAG
    - 17 year career in British Telecommunications plc ("BT") including the position of President of BT Europe (1996-2000)
  - David Smyth
    - 1992 to 2003 – Senior management roles, Orange plc including 7 years as Group Director of Strategic Planning and Investor Relations, and 4 years as Group Financial Controller, Strategy & Planning
  - Vladimir Bulgak
    - 1990 to 1992 – Minister of Communications of the Russian Federation Republic of the USSR
    - 1992 to 1997 – Minister of Communications of the Russian Federation
    - 1997 to 1999 – Vice Premier of the Russian Federation
    - 1998 – Minister of Science and High Technology of the Russian Federation

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Agenda Investment Highlights Market and Business/ Strategy Overview Financial Overview

GTI Geography of Operations GTI Geography of Operations Total Population is 231.7 Million Total Telecom Spend is US$ 32.3 Billion Source: iKS Consulting (2005 statistics) * Total GDP is GDP for Russia, Ukraine, Kazakhstan and Uzbekistan Total* GDP Growth

Russian Telecom Market Development Total Telecom Spend Growth GTI's Addressable Market Growth Source: iKS Consulting * This data includes Wholesale revenue 2005 Russian Telecom Market Structure 2005 Population is 143.5 Million GDP is US$ 766 Billion Telecom spend is US$25.1 Billion Telecom spend as a % of GDP is 3.3% In 2005 overall telecom spend on all services grew 33.5% GTI's addressable market* share in Russia is 5% 2005 GTI's Addressable Market Structure *GTI's addressable market in Russia includes local, long distance and datacom telephony provided by alternative operators and incumbents to businesses and residential customers. customers. customers. customers. customers. customers. Fixed Line and Mobile Telecom Spend Fixed Line and Mobile Telecom Spend

2005 Moscow Fixed Line Telecom Spend is US$ 3.3 Billion Russian Regional Fixed Line Telecom Spend US$ 7.14 Billion Corporate Fixed Line Telecom Spend in Russia is US$6.6 Billion Broadband Penetration in Russia is 2% Fixed Line Telecom Market Development All data includes Wholesale revenue *This data is Russian Telecom Spend excluding Moscow Telecom Spend Russian Regional Fixed Line Telecom Market Spend* Moscow Fixed Line Telecom Market Spend Broadband Penetration in Russia** Corporate Fixed Line Telecom Market Spend* in Russia** Source: IKS-Consulting, **GTI estimates* *The Data related to GTI estimates is used as an example of GTI's vision of the market and may be different from actual numbers. This data may not be used for any purposes.

Addressable CIS Countries Development Total Telecom Spend in Addressable CIS Countries, US$ Million Fixed Line Spend in Addressable CIS Countries, US$ Million 2005 Addressable CIS Telecom Market Structure, % 2005 Addressable CIS Telecom Market Structure, % 2005 Addressable CIS Telecom Market Structure, % 2005 Addressable CIS Telecom Market Structure, % 2005 Addressable CIS Telecom Market Structure, % 2005 Addressable CIS Telecom Market Structure, %

Consistent Implementation of Golden Telecom's Strategy Business Market Continue to pursue corporate clients Addressing New Market Segments Regional Expansion Federal Transit Network (FTN) Broadband Acquisitions GSM-1800 license in Ukraine

Russian Long Distance Market in 2005 2005 LD Market 2005 LD Market in Russia Source: iKS Consulting 2.4 Billion US$ -Total LD traffic 2.8 Billion US$ - Total LD traffic + revenue from channel rent

Federal Transit Network ("FTN") April 2006, All 88 points of interconnection were formally commissioned by the relevant Russian regulatory agencies June 2006 Golden Telecom has entered into interconnection agreements with all of the incumbent Russian zonal fixed line telephone operators and the Company is in process of implementing physical interconnection All documentation necessary for operation of Golden Telecom's FTN and for receipt access codes for long distance services were submitted to Rossvyaznadzor MRK Svyazinvest Proposed Tariffs for FTN-Zone Interconnection

Federal Transit Network Strategy Implementation in Russia 7 DLD and 4 ILD communications transit nodes (formally commissioned by Rossvyaznadzor) 88 points of interconnection (formally commissioned by Rossvyaznadzor) ATM and Frame Cell backbone LD Channels and Local Last Miles 51 - Intercity calls code 56 - International calls code In January 2006 GTI completed the construction of its FTN GTI is expected to be assigned operator selection codes Golden Telecom Long Distance Addressable Market Before LD deployment Before LD deployment After LD deployment After LD deployment Coverage 25 Regions Coverage 88 Regions Population 77.1 Million Population 143.5 Million Share in GDP 57% Share in GDP 100% LD Market Volume $1.2 Billion LD Market Volume $2.8 Billion Businesses 0.3 Million Businesses 1.3 Million Residential - Residential 32 Million In 2005 Golden Telecom Received a Long Distance License Source: iKS Consulting

Fiber Optic Communication Line ("FOCL")



FINLAND
SWEDEN
Stockholm
ESTONIA
LATVIA
LITHUANIA
RUSSIA
BELARUS
POLAND
UKRAINE
CZECH REPUBLIC
SLOVAKIA
KAZAKHSTAN

2005

- October. Acquisition of ownership interest in Antel Rascom. FOCL Moscow- St.-Petersburg -The Finnish Border-Stockholm

2006 To-Date

- March. Commercial launch of FOCL Moscow-Nizhny Novgorod 480 km long (Joint Project with Vimpelcom)
- June. Constructed FOCL Nizhny Novgorod-Kazan 490 km long (Joint Project with Vimpelcom)
- H2 2006 Plan: Kazan-Ufa FOCL Construction (Joint Project with Vimpelcom)

2007 Plan

- Construction of FOCL Kazan-Perm-Ekaterinburg (Joint Project with Vimpelcom)
- Construction of FOCL Ufa-Samara-Saratov (Joint Project with Vimpelcom)
- Construction of FOCL Moscow-Rostov-on-Don-Krasnodar (Joint Project with Vimpelcom)

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0.4 Million Subscribers 1.3 Million Subscribers Broadband Access Leads the Way Total IP Bandwidth in Russia has doubled annually since 2003 The broadband explosion will further accelerate the demand for bandwidth Source: IKS-Consulting, J'son & Partners, GTI estimates 2005 Broadband Market in Russia Broadband Total Users, Million

Options to Get The Target Market Option 1 - xDSL Option 2 - FTTH Option 3 - Home Network Acquisition Option 4 - WiFi Network Construction

Broadband Option 1: WiFi network Moscow, Russia: August 3, 2006 3,000 access nodes installed 5,000 access nodes to be deployed The service area will cover one-third of all Moscow households May 4, 2006 750 WiFi access nodes installed Coverage 70,000 households Option 1 - WiFi Network Access nodes deployed

Moscow Telecom Market Development Total Telecom Spend Growth GTI's Addressable Market Growth Source: iKS Consulting; Russian Government Forecasts * This data includes Wholesale revenue 2005 Population is 10.4 Million GRP is US$ 118.6 Billion Telecom spend is US $8 Billion Telecom spend as a % of GRP is 6.8% Overall telecom spend on all services grew 9.7% GTI's addressable market* share in Moscow is 12% 2005 GTI's Addressable Market Structure *GTI's addressable market in Russia includes local, LD and datacom telephony provided by alternative operators and incumbents to businesses and residential customers. Fixed Line and Mobile Telecom Spend Fixed Line and Mobile Telecom Spend Fixed Line and Mobile Telecom Spend

Option 2 - DSL (Digital Subscriber Lines) Russia To Date 268 DSL nodes deployed in Moscow. 8,576 ports capacity 1,830 nodes deployed outside of Moscow. 50,230 ports capacity Nizhny Novgorod, Russia: March 2006 Population 3.4 million Moscow-N. Novgorod FOCL is rolled out Agreement to provide ADSL based Triple Play services are provided in Afonino residential district June 2006 Agreement to provide ADSL based Triple Play services in Meshersky district Samara, Russia: June 2006 Population 1.2 million Agreement to provide Triple Play services including broadband Internet access, VoIP, Digital TV in a district of a city Other CIS Astana, Kazakhstan: May 2006 Population 600,000 people Agreement to provide ADSL-based Triple Play services in a district in Astana Tashkent, Uzbekistan: June 2006 38 ADSL nodes deployed out of 50 nodes Broadband services launched for private users Coverage - about 1.75 million people Broadband Option 2: DSL (Digital Subscriber Lines)

Option 3- Fiber To The Building (FTTB) Kiev, Ukraine: April 2006 Population of 2.6 million Golden Telecom started to provide broadband services through FTTB in Kiev Coverage-24,000 households Broadband Option 3: FTTB (Fiber To The Building)

Broadband Option 4: Local Loop Acquisition

Option 4 – Local Loop Acquisition



Central Office
Home Network "A"
Backbone Network
Home Network "B"
Dedicated line to customer ,
Speed: 100Mbit/s.

- **Kazan, Russia:**
  - March 2006
    - Population 2.2 million
    - Acquisition of Tatintelcom, the largest provider of Internet access in terms of volume
    - DSL equipment installed on 8 out of 10 public switched telephone network ("PSTN") nodes in Kazan
    - Coverage 160,000 out of total 350,000 households
- **Ekaterinburg, Russia:**
  - April 2006
    - Population 1.3 million
    - Purchase of network and technical resources of ZAO BINAR in Ekaterinburg
    - 6 access nodes
    - 10 km fiber optic cable line
    - Overall network capacity 10,000 numbers
    - DSL access nodes to be installed on the BINAR copper-wire distribution network
- **Ivano-Frankovsk, Western Ukraine:**
  - April, 2006
    - Population 300,000 people
    - Acquisition of TTK, the leading alternative operator in Ivanovo-Frankovsk
    - Local broadband network: backbone cable of 205 km + total distribution cables of 281 km
    - Total of 11,000 subscribers of switched voice services
- **Krasnodar Region, Russia:**
  - June 2006
    - Population 5.1 million
    - Acquisition of Kubtelecom, the largest alternative owner of distributed copper and fiber optic network in Krasnodar Region
    - Capacity – more than 110,000 numbers of which 50,000 numbers in use
    - Already 5,000 cable TV subscribers
    - Wireline network access to more than 40,000 households in Krasnodar
    - Copper – 27,000 lines
- **Nizhny Novgorod, Russia:**
  - August 2006
    - Population 3.4 million
    - Acquisition of Telcom, an alternative operator of distributed copper and fiber optic network in Nizhny Novgorod
    - 9,000 copper lines
    - Capacity 17,000 numbers of which 12,000 in use

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Broadband Option 4: Local Loop Acquisition

Option 4 – Local Loop Acquisition


Central Office
Home Network "A"
Backbone Network
Home Network "B"
Dedicated line to customer , Speed: 100Mbit/s.

- Kazan, Russia:
  - March 2006
    - Population 2.2 million
    - Acquisition of Tatintelcom, the largest provider of Internet access in terms of volume
    - DSL equipment installed on 8 out of 10 public switched telephone network ("PSTN") nodes in Kazan
    - Coverage 160,000 out of total 350,000 households
- Ekaterinburg, Russia:
  - April 2006
    - Population 1.3 million
    - Purchase of network and technical resources of ZAO BINAR in Ekaterinburg
    - 6 access nodes
    - 10 km fiber optic cable line
    - Overall network capacity 10,000 numbers
    - DSL access nodes to be installed on the BINAR copper-wire distribution network
- Ivano-Frankovsk, Western Ukraine:
  - April, 2006
    - Population 300,000 people
    - Acquisition of TTK, the leading alternative operator in Ivanovo-Frankovsk
    - Local broadband network: backbone cable of 205 km+total distribution cables of 281 km
    - Total of 11,000 subscribers of switched voice services
- Krasnodar Region, Russia:
  - June 2006
    - Population 5.1 million
    - Acquisition of Kubtelecom, the largest alternative owner of distributed copper and fiber optic network in Krasnodar Region
    - Capacity – more than 110,000 numbers of which 50,000 numbers are in use
    - Already 5,000 cable TV subscribers
    - Wireline network access to more than 40,000 households in Krasnodar
    - Copper - 27,000 lines

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Regional Expansion. Acquisitions.

Telcom, Nizhny Novgorod

- Completed in August 2006
- Alternative operator in the city with a population of 3.4 million people
  - 9,000 copper lines cover Avtozavodsky district in Nizhny Novgorod
  - 17,000 numbers allocated of which 12,000 already in use

Kubtelecom, Krasnodar Region

- Completed in June 2006
- The largest owner of copper and fiber optic network in the region with 5.1 million people
  - 27,000 copper lines available for DSL deployment
  - 17,000 households cabled for Cable TV and for 42,000 potential broadband lines
  - Local fiber network of 130km + zonal network

Tatintelecom, Tatarstan

- Completed in March 2006
- The largest (in terms of volume) provider of Internet access in Tatarstan a Republic with a population of 2.2 million people
  - Access to over 160,000 subscribers in Kazan with own DSL product
  - Local fiber network in Kazan with PoPs in all other major cities of Tatarstan

TTK, Ivano-Frankovsk, Ukraine

- Completed in April 2006
- The leading alternative operator in the city with a population of 300,000 people
  - Local broadband network: backbone cable of 205 km + total distribution cables of 281 km
  - Approximately 20% market share

BINAR, Ekaterinburg

- Completed in April 2006 (Asset Purchase)
- Purchase of network and technical resources in Ekaterinburg (1.3 million people)
  - 6 access nodes with overall network capacity of 10,000 numbers (DSL access nodes to be installed on the BINAR copper-wire distribution network)
  - 10 km fiber optic cable line

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Regional Expansion. Acquisitions Since September 2005 Sakhalin Telecom, Far East region Completed in September 2005 Strong presence in a oil-rich region Owns 25 km fiber-based network and radio access network (incl. deployed WiFi spots) 20,000 ABC numbers available of which 2,500 already in service Sochitelecom, South region Completed in October 2005 Controls over 85% of the local Internet access market (0.3 million people) Over 17,000 dial-up IP customers Focus on largest hotels and business centers Antel Rascom, Moscow, St. Petersburg Completed in November 2005 Acquisition of 54% interest in ZAO Rascom Provides capacity for Golden Telecom traffic needs on the Company's busiest route between Moscow and St. Petersburg Secures an international gateway for Golden Telecom traffic to Finland

Regional Expansion Through New GSM-1800 License in Ukraine Regions of presence prior to May 2006 Additional regions with frequencies assigned Regions N/A May 2006: Golden Telecom received a 15-year license to provide services in the GSM-1800 standard in various regions of Ukraine (in addition to its current GSM network in Kiev and Odessa) Coverage of 86% of the Ukrainian territory with a population of 38 million July 2006: Golden Telecom signed a national roaming agreement with Ukrainian Radio Systems Access through roaming to 50% of population of Ukraine with coverage in 245 cities and 2,000 residential areas August 2006: Acquisition of ES-Line, a Ukrainian operator with a national 2.3 GHz radio frequency license. The Company will provide communication services using WiMAX technologies.

GTU Domestic/International Transmission Plan for 2006 in Compliance With FOCL Strategy Point of Presence (PoP) in Frankfurt installed in December 2004 Direct interconnection to global Internet providers. Operational rent of E1's international channels in Kiev from Ukrtelecom/Memorex vendors. Since August 2005 - a 5 year capital lease of 1 wave SWDM channel Kiev-Vinnitsa-Khmelnitski-Ternopol-Lvov, 2.5Gbt from Ucomline (Independent transmissions to Western border (Poland) provided) Since September 2005 - rent of International cannels (STM-4) from Ucomline (From Lvov to GTU PoP in Frankfurt) STM-1 carrier was rented between Kiev and Odessa, capacity provided to GTU by UMC in October 2005 The 1st stage of construction for GTU's national fiber optic channel Lvov Uzhgorod-Chop (Ukrainian/Hungary border) and international cross border to Hungary (Matav) was completed in February 2006 The 2nd stage of construction for the national fiber optic channels of Kiev-Lvov will be completed in October-06 The 3rd stage is construction for the national fiber optic channels of Kiev to Kharkov that will be completed in Q1 2007 In December 2005 2 trunks with STM-1 level to Kharkov and Dnepropetrovsk (2 main regional GTU branches in Eastern Ukraine) were rented from Ukrtelecom which would be substituted after completing the 3rd stage of construction

Investment Highlights Market and Business/Strategy Overview Financial Overview Agenda

100% of Sibchallenge Telecom Continuous Financial Performance and Expansion 100% of Comincom/Combelga 50%+1share of Samara Telecom 62% of WestBalt Telecom, Kaliningrad 83% of Sakhalin Telecom 100% of Sochitelecom 70% of Tatintelcom, Kazan, Tatarstan Source: Golden Telecom, Inc. 54% of Rascom (non consolidated) 54% of SP Buzton, Uzbekistan In 4Q 2003 GTI received a cash dividend from MCT Corp. of approximately $4.7 million, hence Net Income is greater than Operating Income. 74% of Kubtelecom, Krasnodar Region

Financial Performance by Lines of Business Business and Corporate Services (BCS) (in US$ mln.) CARRIER & OPERATOR (in US$ mln.) Source: Golden Telecom, Inc. Source: Golden Telecom, Inc. Source: Golden Telecom, Inc.

Financial Performance by Lines of Business CONSUMER INTERNET (in US$ mln.) MOBILE (in US$ mln.) Source: Golden Telecom, Inc. Source: Golden Telecom, Inc. Source: Golden Telecom, Inc.

Operating Margin Through Second Quarter 2006 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 22.5% 23.7% 23.2% 19.9% 26.3% 27.1% 27.9% 24.4% 13.3% 17.2% 13.1% 13.4% 14.7% 13.0% 13.8% 8.4% 9.0% 5.3% 4.6% 0.8% 14.4% -5.6% -11.9% -10.9% 22.2% 30.0% 31.0% 35.0% 30.6% 25.6% 25.0% 20.0% 15.8% 18.2% 16.9% 14.7% 18.7% 18.3% 17.7% 15.1% Three months ended GOLDEN TELECOM, INC. Business and Corporate Carrier and Operator Consumer Internet Mobile Overall Operating Margin (as a % of Revenues) Source: SEC Filings Q1 2006 15.8% 25.4% 10.5% -3.3% 19.2% 17.2% 27.2% 9.3% 5.7% 19.2% Q2 2006

GOLDEN TELECOM, INC. Trended Quarterly Consolidated Income Statement Source: SEC Filings

GOLDEN TELECOM, INC. As of the end of each period: Trended Quarterly Consolidated Balance Sheet Source: SEC Filings

GOLDEN TELECOM, INC. As of the end of each period: Trended Quarterly Consolidated Balance Sheet Source: SEC Filings

Transparency Index Improves Golden Telecom's T&D score increased by 18% in comparison with 2004. According to the results of the Standard & Poor's Russian Transparency and Disclosure Survey in 2005, Golden Telecom is number 5 among 54 Russian largest companies. Golden Telecom's financial and operational information scored a 81% in T&D. Golden Telecom Board and Management structure and process scored 76% in T&D. Source: Standard & Poor's Estimates Golden Telecom is the Top Telecom Company in terms of the Standard & Poor's Transparency and Disclosure (T&D) Scale Improvement in 2005. 2002-2005 Transparency Index Growth

Special Note Regarding Forward Looking Statements Certain statements contained in this presentation or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements and are made pursuant to the provisions of the Securities Litigation Reform Act of 1995. Such statements include expectations regarding the Russian, Ukrainian, Uzbek, Kazakh and CIS macroeconomic conditions, demand for our services, development of our fiber optic project, the growth of the telecommunications markets including our estimates of such growth, our strategy, including our broadband strategy, the effect of regulatory changes, and financial guidance. It is important to note that the company's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include unanticipated changes in customer demand, changes in competitive product offerings, increased price competition, change in the macroeconomic and political environment, our ability to develop our fiber optic and broadband strategies, changes in local regulatory regimes, or shifts in our strategy or that of our partners. All forward looking statements are made as of today and Golden Telecom disclaims any duty to update such statements. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly reports on Form 10-Q and current reports on Form 8-K filed during 2006, and the Company's annual report on Form 10-K for the year ended December 31, 2005. Copies of these filings may be obtained by contacting Golden Telecom or the SEC. For additional information please contact: CFO, Senior Vice President and Treasurer: Boris Svetlichny e-mail: ir@gldn.net tel: +7-495-797-9300 fax: +7-495-797-9331 Public relations: Anna Chin Go Pin e-mail: achin@gldn.net tel: +7-495-797-9300 fax: +7-495-797-9332 www.goldentelecom.com